2019 Citi One-on-One Midstream/Energy Infrastructure Conference August 14 –15, 2019

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

The Permian Basin: PhenomenalIntroduction Growth Driving Midstream Opportunities

This Year, We Have Continued to Build on the Strong Foundation We Established in 2018

NYSE: NS

- Common Unit Price(1): $27.15
- Distribution/CU/Year: $2.40
- Yield(1): 8.8%
- Market Cap(1): ~$3 billion
- Credit Ratings:
  - *Fitch: BB/Stable*
  - *Moody's: Ba2/Stable*
  - *S&P: BB-/Stable*
- Enterprise Value: ~$8 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~9,800
- Pipeline Volumes (2): 1.7MMBPD
- Storage Capacity: ~74MM B
- Storage Throughput Volumes(2): 396MBPD

Lower Debt-to-EBITDA

No IDR Burden

Strict Capital Discipline

Transparent Governance

Strong Coverage

Maximized Self-Funding

Simplified Structure

1. As of August 12, 2019
2. Average daily volume for quarter ended June 30, 2019

4

NuStar’s Second Quarter 2019 Results Illustrate Our Progress and Growth Q2 Q2 2018 2019 Pipeline Adjusted DCF Q2’18 Throughputs EBITDA Q2’19 Debt-to- Debt-to- EBITDA EBITDA 4.72X 3.95X 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 5

Much of NuStar’s Growth Has Emerged From Opportunities Driven by Continued Strong Shale Production Growth AP Master 8-12-19 6

Our Recent Divestitures Have Had a Substantial Positive Impact on Our Financial Strength, and the St. Eustatius Sale Provided Benefits Even Beyond Our Balance Sheet Q4 2018 Over Q3 2019 Sale of Sale of St. Eustatius $500,000,000 UK/Europe Operations Operations in Nine Months In July, we closed on the sale of the St. Eustatius operations for a purchase price that implies a healthy double- digit multiple We have deployed the proceeds from both sales to lower our debt, and both are helping us fund the high-return, low-multiple projects comprising our 2019 strategic capital program With the sale of the St. Eustatius operations, we:  Improved both our forecasted 2019 debt-to-EBITDA and our DCF coverage  Reduced our op-ex by about $30MM for the remainder of 2019  Reduced our 2019 reliability capital by about $10MM  Simplified and de-risked our business overall 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 7

We Have Improved Our Expected Full-Year 2019 Coverage and Leverage, While Keeping Our 2019 Strategic Capital Spending Range Steady Prior Revised 2019 DCF COVERAGE 1.2-1.3X 1.3-1.4X 2019 Debt-to-EBITDA ~4.3X ~4.1X 2019 Strategic Capital $500-550MM $500-550MM 2019 Reliability Capital $70-90MM $60-80MM 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 8

2019 Capital Project Program Update

We Continue to Expect to Spend $500-550MM This Year to Execute on Our 2019 Capital Spending Program Our 2019 project program is primarily devoted to spending for: Shale Production Growth Projects Across Texas: • Permian Crude System build out- ~$175MM • South Texas/Corpus export project-~$105MM • Projects to Support PAA’s Sunrise Pipeline Volume to Wichita Falls and Hewitt -~$10MM N. Mexico refined products supply projects ~$150MM Legend AP Master 8 - 12- 19 10

Texas Shale Pipeline + Export Projects: We Are Continuing to EXPAND and CONNECT Our Permian Crude System- to New Wells and to Third-Party Pipelines- in Step With Our Customers’ Needs • Storage: 1,000,000 BBLs • Pipeline: 870 Miles PAA SUNRISE II • Dedicated Acreage: 500,000 Acres • AMI: 5,000,000 Acres NS COLORADO CITY TERMINAL PAA BASIN • System Capacity: 560,000 BPD BRIDGETEX, SUNOCO Permian • Receipt Points: 260 Connections Express & WTG TRUCK LOADING DELEK BIG SPRING CENTURION REFINERY PIPELINE 3rd Party Connections CENTURION SCR Enterprise NuStar Truck Unloading Facilities STATION NuStar Terminals SUNPET PAA and GRAY OAK (TBD) EPIC SUNOCO MIDKIFF 11

Texas Shale Pipeline + Export Projects: Our Permian Crude System’s Receipts and EBITDA Continue to Grow Rapidly We are currently moving nearly 400MBPD 370 400 $35 349 NuStar’s Permian 327 350 314 $30 Crude System Performance (by Quarter) 300 266 $25 250 211 $20 187 200 159 $15 139 $31 $27 $27 150 $23 $10 $19 100 $14 $12 $12 $5 50 $7 $0 0 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 EBITDA ($MM) System Receipts (MBPD) We continue to expect to achieve throughput of 450MBPD by year-end 2019 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 12

Texas Shale Pipeline + Export Projects : The Permian Basin’s Resiliency and Efficiency Should Drive Strong Growth, for the Rest of 2019 and Beyond Geopolitical factors have 2019-2020 Pricing Forecasts $70.00 and continue to drive $65.00 volatility in forecasted oil $60.00 prices $55.00 $50.00 Despite volatility, $45.00 analysts are projecting Q2 Q3 Q4 Q1 Q2 Q3 Q4 WTI prices to remain 2019 2020 above $50 for the rest of EIA ESAI JP Morgan Bloomberg Consensus Wells Fargo the year Permian Oil Production by Year, Mbpd According to industry experts, the resilience and efficiency of the Permian continues to produce healthy growth even at $50 WTI Source: Bloomberg (7/17/2019), EIA (7/9/2019), ESAI (6/28/2019), JP Morgan (7/17/2019), Wells Fargo (7/3/2019); Rystad Energy 13

Texas Shale Pipeline + Export Projects: Our South Texas Crude System and Corpus Export Assets’ Utilization Has Grown, and We Expect Throughput to Grow, For Both Permian WTI and Eagle Ford Barrels We are currently seeing pipeline receipts around 180MBPD on our South Texas Crude System, composed of barrels from both the Permian and the Eagle Ford We have also made progress in increasing our market share by leveraging our system’s flexibility and reach, our optionality and reputation for great service  We now have T&D contracts for 106MBPD of the system’s 240MBPD capacity We have seen, and expect to see, additional utilization of our South Texas assets from: Truck deliveries from the Permian to our system when differentials widen Our export project for Trafigura to transport Permian barrels from Cactus II to our Corpus export facility We expect to connect to Gray Oak at our Highway 97 location as soon as the fourth quarter Harvest recently filed a new FERC tariff to transport WTI barrels from EPIC at Midway Junction on Harvest’s pipeline to our Corpus terminal 14

Texas Shale Pipeline + Export Projects: We Have Seen Our South Texas Crude System Utilization Improve to Near 2015 Levels We expect receipts and EBITDA to continue to rise in the second half of 2019 and into 2020 as we see benefit from our Corpus export expansion project and other connections NuStar’s South Texas Crude System Receipts by Quarter (MBPD) 193 169 172 146 130 116 105 Historical High 2Q 2015 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 15

Texas Shale Pipeline + Export Projects: We Are Now Transporting Permian Barrels From a Connection With Plains’ Sunrise II Pipeline We provide our customer with optionality to supply the Ardmore and McKee refineries with Permian barrels from Plains’ Sunrise II expansion  Service to Ardmore – ~85MBPD (similar volumes with higher tariff)  Service to McKee – ~110MBPD (similar volumes and tariff) We entered into an agreement with a customer to construct an additional connection to our Wichita Falls terminal to support increased volumes and move Permian barrels to both Ardmore and McKee refineries and third-party pipelines We have signed a long-term commitment to ship barrels between Wichita Falls, TX and Hewitt, OK to support deliveries to a third-party pipeline  New service to Hewitt - May 2019 (incremental revenue)  The projects help us serve our customers’ needs and benefit from longer-haul tariff and incremental barrels 16

Texas Shale Pipeline + Export Projects: NuStar's Corpus Facility is Now Handling the Leading Edge of the Impending Wave of Permian Long-haul Barrels


NuStar's Corpus Export Facility
Joe Fulton Int'l Trade Corridor
400 Series
1.7MMbbl
+0.4MMbbl Remaining Footprint
200 Series
0.6MMbbl
+0.6MMbbl Under Construction
100 Series
1.0MMbbl
Dock 15 (Light-loaded Suez)
Dock 16 (Pana)
Dock 2 Inland Barge
Dock 1 (Light-loaded Suez)
Texaco St
Avenue F
Breakwater Ave
Elm St
Coastal Ave
E Surfside Blvd
Pearl St
0.2km

In-bound Capacity

Current total: 480Mbpd
- South Texas Crude System 16" Pipeline- 240Mbpd
- Harvest 16" Pipeline - 240Mbpd

Storage Capacity

Current total: 3.3MMbbl
- *Plus* (under construction)- 0.6MMbbl
- Potential 0.4MMbbl

Out-bound Capacity

Current total: 1.1MMbpd
- Ship docks- 750Mbpd to 1.0MMbpd
- Refinery pipeline- 100Mbpd
- Export run rate after 0.6MMbbl storage build - 500Mbpd to 600Mbpd (excludes EPIC/Harvest volumes)

17

Texas Shale Pipeline + Export Projects: Our Project for Trafigura Utilizes Our Existing Assets and Expands Our Ability to Facilitate Growing Gulf Coast Exports Trafigura’s four-year commitment to transport and store WTI on our South Texas System and our Corpus facility will support two projects:  On August 10, 2019, we began transporting WTI via our South Texas system 16” existing pipeline from a connection to PAA’s Cactus II pipeline to our Corpus facility  We are completing construction on a new 30” pipeline from a connection in Q4 Taft to our Corpus facility in Q3 2019 and are building Q3 600Mbbls of storage at Corpus, which will bring our capacity at the facility to Q4 3.9MMbbls (of which Trafigura will lease 1.6MMbbls) We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments We are exploring connections to projects for crude oil export facilities with VLCC-loading capabilities 18

Northern Mexico Refined Products Supply: Mexico's Refined Product Demand is Expected to Continue to Exceed Its Infrastructure's Capacity

NuStar

- **Mexico refineries currently operate around 30% of nameplate capacity due to weak returns and historical under-investment**
- **With limited domestic supply, Mexico's gasoline and diesel supply imbalance has grown from 520MBPD in 2015 to 865MBPD projected in 2019, further opening the doors for imports**
- **We are executing on two projects we developed to address the supply imbalance in Northern Mexico:**
  - Nuevo Laredo Project for Valero
    - Early ULSD service later this year
    - Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion should be completed by February 2020
    - 48Mbpd capacity with take-or-pay volumes on seven-year contract term
  - Valley Pipeline Expansion for major customer
    - Receiving facility in Matamoros is expected to be in service later this year
    - NuStar's project is on schedule and expected to be in service in Q3 2019
    - 45Mbpd new capacity with seven-year contract term
    - Recent open season was fully subscribed

Source: Petroleos Mexicanos (PEMEX)



MBPD
1,200
1,000
800
600
400
2014
2015
2016
2017
2018
1,155
1,064
933
767
609
640
740
799
935
976
Crude Processed (Mexico Total)
Mexican Refined Product Imports



TO SAN ANTONIO
8" SA SOUTH PL
THREE RIVERS
8" ODEM PL
CORPUS CHRISTI
Q3
8" LAREDO PL
LAREDO
NUEVO LAREDO
VALLEY PL
10"
NEW 12" LOOP
8"
Q3
8"
10"
EDINBURG
HARLINGEN
BURGOS REYNOSA
CITGO TRANSMONTAIGNE

19

TheBeyond Permian 2019: Basin: Increased EBITDA + PhenomenalDecreased Capital Growth Spending Driving Midstream Opportunities AP Master 8-12-19

In 2020, With Our 2019 Capital Projects Complete, We Expect a Significant Ramp-Down in Spending We intend to focus on low-spend, low-multiple projects to enhance our existing footprint to take advantage of market opportunities, including St. James and on the West Coast West Coast Biofuel St. James 21

North American Shale Play Production Growth has Reversed Crude Flows, Which is Now Driving Additional Shale Crude to St. James, LA As rapid growth in U.S. shale production has allowed refiners to replace much of crude imports with domestic crude, imports from outside the U.S. through St. James have decreased dramatically At the same time, North American shale production continues to grow and St. James continues to play a central role in crude distribution and storage for the region and the world, illustrated by a number of projects to address that changing supply and demand:  LOOP exports  Bayou Bridge  Capline reversal  ACE  Seahorse Source: RBN CONFIDENTIAL 22

Our St. James Terminal has the Capacity, Connectivity and Potential Expandability to Take Maximum Advantage of Changing Regional Crude Flows as They Develop

- **We have executed contracts for 20MBPD and expect over 30MBPD per month for unit train off-loading driven by favorable price differentials of WTI, WCS and Bakken**
  - Dislocations will likely continue with the delay of Enbridge's Line 3 replacement
- **We are also working to facilitate exports of barrels delivered via our existing and planned pipeline connections as long-haul pipelines debottleneck shale plays and new pipes debottleneck the broader system**

In-bound Capacity

Current total: 4.5MMBPD

- Bayou Bridge 24" Pipeline- 456MBPD
- Ship Shoal 20" Pipeline- 360MBPD
- Zydeco 18" Pipeline- 360MBPD
- Bonefish 16" Pipeline- 108MBPD
- LOCAP 48" Pipeline- 2.0MMBPD
- 20-Car Manifest Rail- 10MBPD
- 120-Car Unit Train–N. (60MBPD) & S. (120MBPD)
- 2 Truck LACTs- 20MBPD
- Ship docks- 750MBPD to 1.0MMBPD

Storage Capacity

Current total: 9.9MMbbls

Out-bound Capacity

Current total: 3.6MMBPD

- LOCAP 30" Pipeline (3Q19 connection to Maurepas Pipeline)- 380MBPD
- XOM Baton Rouge 24" Pipeline- 350MBPD
- XOM 16" North Line Pipeline - 150MBPD
- Capline 40" Pipeline (*Reversal planned: 3Q 2020)*- 1.2MMBPD
- MRO Garyville 30" Pipeline- 530MBPD
- Ship docks expandable to - 750MBPD to 1.0MMBPD

- **We are working on developing commitments to facilitate storage, export and blending services for crude from the Gulf of Mexico and from shale plays across North America with our existing facility and with low-capital expansion/upgrade projects**
  - Expandable up to ~15MMbbls storage capacity with potential to increase dock loading from 32 to up to 60Mbbls/hour

23

We Will Continue to Develop Bio-Fuels Logistics Projects for Our Customers to Address Market Dislocations Driven by Aggressive Carbon Emissions Reduction Goals in West Coast States Regulatory priorities on the West Coast are dramatically increasing demand for biofuels, which require import Tacoma and storage, and are likely to drive exports of petroleum International diesel in the future Vancouver Exports At the same time, obtaining permits for greenfield project in the region is difficult, which increases the Portland Midwest value of existing assets Supply We plan to continue to develop low-capital projects to re-purpose assets at our terminal facilities to receive biofuels from outside the region and to provide a base for distribution of biofuel products across the West Singapore Stockton Supply Coast region Transportation Fuel Supply With LCFS Compliance From Petroleum Diesel Alternatives NV and AZ 250 1020 Selby 1000 Exports 200 BPD BPD 980 150 960 Pittsburg 940 housand Gulf 100 920 900 Coast 50 Supply T Volume, 880 0 860 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Diesel Wilmington Thousand GasolineVolume, Fossil Diesel Biomass-Based + Renewable Diesel CaRFG Source: IHS Markit © 2018 IHS Markit 24

2019 Project Completion for ContinuedSteady Future Improvement: Growth Our 2019 Plan AP Master 8-12-19

In the Meantime, We Continue to Focus on Completing Our 2019 Project Program to Generate Solid, Consistent Growth, as Demonstrated by Our Second Quarter Results… Project execution 2019 Projects List:  Selby Renewable Diesel  Stockton Biodiesel  Permian (Co City)/Sunrise Connection Financial  Midland Connection Projects discipline  Wichita Falls/Hewitt/Sunrise  St. James/Bayou Bridge Connection  Corpus Early Service Export on 16” Safe, responsible  Portland Biodiesel/Renewable Diesel operations  Corpus Full-service Export on 30”  Nuevo Laredo Project  Valley Project  Gray Oak/Hwy 97 Connection 26

…We Will Continue to Make Safe, Responsible and Efficient Operations NuStar’s #1 Priority… Our safety statistics reflect our commitment to safe, responsible operations  In 2018, as in years past, our safety statistics were substantially better than our peers ➢ 23 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ➢ 8 times better than the BLS data for the Pipeline Transportation Industry NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times  ILTA reviews its members’ safety reports filed with OSHA, and recognizes member companies that achieve exemplary safety statistics with an award We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health  Achieving VPP Star Status requires rigorous OSHA review and audit, and Star Status requires renewal every three years  80% of our U.S. terminals are VPP-certified 27

… And We Will Remain Committed to our Employees and our Communities Across North America NuStar has been recognized with numerous awards for its strong corporate culture NuStar employees contributed 90,000 volunteer hours in 2018 alone  NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community 100% of our U.S. employees contribute to our United Way campaign, and our average per capita contribution is the highest in the nation for a company our size  In total, NuStar contributed $3 million in 2018 Each year since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness  During those 13 years, the tournament has generated over $42 million for Haven for Hope 28

Appendix Continued Improvement: Our 2019 Plan

Producers in the Basin Remain Bullish on Permian Growth, Strength & Resiliency “When we first described the cadence over the next “The 2019 drilling programs should exhibit a significant two years, we described 2020 as production numbers productivity increase versus 2018 program. Wider spacing that translated into double-digit production growth is expected to drive significant productivity improvements with oil production outpacing the overall growth versus offset tighter space packages through our acreage.” where we saw free cash flow at $50 oil and where we saw free cash flow approaching $1 billion at $60 oil. And that's still what we see today under that same “We went through a period, where we did a lot of testing base budget scenario.” and slowed down and make sure we get spacing, right, understood gas-oil ratios, where we could move forward and you're seeing the results of those programs.” “It's our acreage position that allows us to prioritize returns and capital efficiency rather than artificially increasing our inventory through tight well spacing, “We expected to generate a productivity uplift with our which, as we know, increases your exposure to the 2019 action plan and we are seeing that borne out in the parent-child impacts. It's this development strategy, early data.” combined with advances in our completions “We are guiding to oil production of 87,000 to 90,000 methodology over time, is what has allowed us to barrels per day representing 2% sequential growth at the improve well productivity year-over-year.” midpoint. We expect to turn 32 to 34 gross horizontal wells to production the vast majority of which will be in the Source: Earnings Call Transcripts (August 2019) Midland Basin.” 30

Long-Haul Pipelines Will Bring an Additional 2.1MMBPD Capacity to Corpus Christi

- **For now, Gulf Coast export facilities, like Permian Basin producers and shippers, remain constrained by the limits of long-haul capacity to the Coast**
- **During the second half of 2019, as new long-haul pipelines commence interim service and ramp up to full service, producers will be able to increase their production**
- **By year-end 2021, Permian production is projected to be up to 5.6 MMbpd**



Permian Crude Pipeline Takeaway vs. Production
(thousand barrels per day)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Jan-17
Jan-18
Jan-19
Jan-20
Jan-21
Jan-22
Production
Red Oak
Wink to Webster
Gray Oak
EPIC
Cactus II
Existing Capacity

Source: Rystad Energy, ESAI

31

By Mid-2020, the Port of Corpus Christi is Expected to Become the Largest U.S. Crude Export Hub

- **Regional refiners' consumption has topped out, which means that a significant proportion of the volumes to be transported on an additional 2.1MMbpd of new long-haul pipeline capacity from the Permian to the Corpus area coming in-service during 2H 2019 will be moved out over Corpus dock facilities**
- **Corpus Christi, historically a regional refinery and domestic marine delivery hub, will evolve into a major crude oil export hub**
  - In 2018, Corpus Christi represented 21% of the total 712MMbbls Gulf Coast exports
  - By year-end 2022, exports from Corpus are projected to grow to 2.6MMbpd of the Gulf Coast's total 5.3MMbpd
  - Midstream companies continue to announce new long-haul pipeline projects destined for Corpus Christi that could further enhance the region's crude oil export growth (growth from these projects are not reflected in the RS graph)


U.S. Gulf Coast Oil Exports by Hub
(MMBPD)
Cactus II, Gray Oak and EPIC support a dramatic rise in Corpus exports
Corpus Christi exports are expected to grow from 0.5MMbpd to 2.0MMbpd by YE 2020
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.5
1.9
2.0
2.5
2.8
2.9
3.1
3.6
4.1
3.9
4.0
4.6
5.1
5.1
5.1
5.4
5.8
5.7
5.7
5.8
6.1
5.7
5.6
5.5
Q1-2018
Q3-2018
Q1-2019
Q3-2019
Q1-2020
Q3-2020
Q1-2021
Q3-2021
Q1-2022
Q3-2022
Q1-2023
Q3-2023
Corpus Christi
Houston
Nederland
Louisiana

Source: EIA, Rystad Energy

32

Our New Connections in Taft, Texas Will Establish Our Footprint in This Emerging South Texas Crude Oil Hub The long-haul pipeline projects 2MMbpd Taft from the Permian to South from the Texas were developed to Permian ~15 miles to Ingleside maximize shippers’ destination Harbor optionality, and Taft, Texas ~6+ miles to Island offers both geographic Inner Harbor Ingleside flexibility and less expensive real estate Corpus Christi  Taft’s location offers a jumping off point for connections on either side of the Corpus Christi Ship Channel (Ingleside or the Inner Harbor) As the point of convergence for all three of the Permian-to-Corpus Christi long-haul pipelines and with developing access to multiple marine and refinery outlets, Taft is poised to become the major crude oil market hub in South Texas Our connection to Cactus II in Taft not only enables our services for Trafigura; it also positions NuStar to build on our early entry into this developing hub We plan to connect to Gray Oak in 4Q 2019 and continue to explore opportunities with EPIC We believe there will be ample volumes to support an expansion of our initial Taft footprint 33

West Coast Bio-Fuel Strategy Projects (Scheduled for Completion in 2019-2021)

- **Together, these projects comprise a renewable diesel/biodiesel distribution system that allows us to capture market share, build important customer relationships with key global producers and achieve higher storage rates than are attainable for non-LCFS products**

			2019	2020	2021
Portland	BIO	Convert 36,000 barrels of previously idled fuel oil storage to **biodiesel service**	3Q		
Portland	Renewable Diesel	Convert 57,000 barrels of previously idled fuel oil storage to **renewable diesel**	4Q		
Selby	Renewable Diesel	Construct new truck-loading bay to accommodate additional **renewable diesel** loading requirements	1Q		
Stockton	BIO	Convert 30,000 shell barrels to **biodiesel** service	2Q		
Stockton	Renewable Diesel	Convert 63,000 shell barrels to **renewable diesel** service and increase renewable diesel-capable rail spots from five to 15		3Q	
Stockton	Renewable Diesel	Convert 151,000 shell barrels to **renewable diesel** service		3Q	
Stockton		Provide pipeline connections to **ethanol** rail loading facility to receive 108-car unit trains		2Q	
Wilmington	Renewable Diesel	Convert 160,000 shell barrels from fuel oil to **renewable diesel** storage and reconfigure dock for enhanced marine capability			4Q

34

Historic and 2019 Estimated Capital Spending We are carefully managing our capital spending to ensure we maintain our financial strength and further lower our leverage and continue to grow our EBITDA with high-return projects Next year, we expect lower capital spending  We expect 2020 Permian Crude System spending to decrease by ~40% from 2019 levels 2019 project spending: 2000 ▪ Permian System $1,789 (~$175MM) 1800 Strategic Capital Spending ▪ N. Mexico Supply (~$150MM) 1600 2012-2019E ▪ CCNB Exports 1400 (~$105MM) ▪ West Coast 1200 (~$20MM) $1,462 ▪ Wichita Falls/Hewitt 1000 (~$10MM) 800 $690 600 $316 $431 $418 $262 $38 400 $143 $96 $500-550 200 $374 $302 $328 $327 $380 $288 $166 0 2012 2013 2014 2015 2016 2017 2018 2019E Internal Growth Acquisitions CONFIDENTIAL 35

Debt Maturity Schedule We have applied the proceeds from recent dispositions to our revolver balance, which has allowed us to reduce leverage and redeploy capital to invest in low-multiple projects  $234MM of proceeds from our sale of St. Eustatius operations in July 2019  $270MM of proceeds from our sale of the European assets in November 2018 $1,000 Debt Maturities Receivables Financing (As of 7/31/2019) ($MM) Sub Notes $790 GO Zone Financing $750 Senior Unsecured Notes Revolver $450 $500 $68 $550 $250 $500 $365 $403 $340 $300 $250 $0 2019 2020 2021 2022 2026 2027 2038-2041 2043 In May, we issued $500MM 6.0% senior unsecured notes that mature in June 2026 – we used a portion of the proceeds to refinance $350MM 7.65% senior unsecured notes that matured in April 2018 36

Capital Structure as of June 30, 2019 ($ in Millions) $1.4B Credit Facility $543 Series D Preferred Units $573 NuStar Logistics Notes (4.75%) 250 Series A, B and C Preferred Units $756 NuStar Logistics Notes (4.80%) 450 Common Equity and AOCI 1,073 1 NuStar Logistics Notes (5.625%) 550 Total Equity 2,402 NuStar Logistics Notes (6.00%) 500 Total Capitalization $5,869 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 63 Finance Lease Liability 59 Short-term Debt & Other (16) Total Debt $3,467 As of June 30, 2019:  Credit facility availability ~$853MM  Debt-to-EBITDA ratio2 3.95x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 37

Reconciliation of Non-GAAP Financial Information 38

Reconciliation of Non-GAAP Financial Information (continued) 39

Reconciliation of Non-GAAP Financial Information (continued) 40

Reconciliation of Non-GAAP Financial Information (continued) 41